UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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☐	Definitive Proxy Statement

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HealthEquity, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HEALTHEQUITY, INC. 2022 Annual Meeting Vote by June 22, 2022 11 :59 PM ET You invested in HEALTHEQUITY, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 23, 2022. Get informed before you vote View the Annual Report and Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to June 09, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* June 23, 2022 10:00AM MDT Virtual Meeting: https://web.lumiagm.com/261252145 Code: hlthvirt2022 *If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

HEALTHEQUITY, INC.
2022 Annual Meeting
Vote by June 22, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Robert Selander	For
1B	Jon Kessler	For
1C	Stephen Neeleman, M.D.	For
1D	Frank Corvino	For
1E	Adrian Dillon	For
1F	Evelyn Dilsaver	For
1G	Debra McCowan	For
1H	Rajesh Natarajan	For
1I	Stuart Parker	For
1J	Ian Sacks	For
1K	Gayle Wellborn	For
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2023.	For
3	To approve, on a non-binding, advisory basis, the fiscal 2022 compensation paid to our named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.